May 1, 2018

Summary
Prospectus

Victory RS Investors Fund

Class A	Class C	Class R	Class Y
RSINX	RIVCX	RSIKX	RSIYX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated May 1, 2018 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e–mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

VictoryFunds.com
800-539-FUND
(800-539-3863)

 RS Investors Fund Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional, in Investing with the Victory Funds on page 30 of the Fund's Prospectus and in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. You may also find information about these discounts in Additional Purchase, Exchange and Redemption Information on page 42 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fee (fees paid directly from your investment)	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	1.00%[2]	NONE	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	NONE
Other Expenses	0.29%	0.35%	1.22%	0.25%
Total Annual Fund Operating Expenses	1.54%	2.35%	2.72%	1.25%
Fee Waiver/Expense Reimbursement[3]	-0.21%	-0.28%	-0.77%	-0.20%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	1.33%	2.07%	1.95%	1.05%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see the section entitled Choosing a Share Class.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.33%, 2.07%, 1.95% and 1.05% of the Fund's Class A, Class C, Class R and Class Y shares, respectively, through at least April 30, 2019. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through the expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$703	$1,014	$1,347	$2,287
Class C
If you sell your shares at the end of the period	$310	$707	$1,230	$2,665
If you do not sell your shares at the end of the period	$210	$707	$1,230	$2,665
Class R	$198	$771	$1,371	$2,995
Class Y	$107	$377	$667	$1,494

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 80% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests in equity securities that the Fund's investment team believes are undervalued. The Fund will typically invest in equity securities of small-, mid-, or large-capitalization companies. The Fund typically invests in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities, including depositary receipts such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

The Fund will likely hold a more limited number of securities than many other mutual funds. The Fund is non-diversified and expects to hold a larger portion of its assets in smaller number of issuers. As a result of the Adviser's investment process, the Fund's investments may be focused in one or more economic sectors from time to time, including the financials sector.

In evaluating investments for the Fund, the Adviser conducts fundamental research to identify companies with improving returns on invested capital. The Adviser's research efforts seek to identify the primary economic and value drivers for each company. Research focuses on a company's capital deployment strategy, including decisions about capital expenditures, acquisitions, cost-saving initiatives, and share repurchase/dividend plans, as the Adviser seeks to understand how returns on invested capital may improve over time. Valuation is considered an important part of the process. The Adviser seeks to invest in companies based on its assessment of risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).

The Adviser regularly reviews the Fund's investments and will sell securities when the Adviser believes the securities are no longer attractive because (1) of price appreciation, (2) of a change in the fundamental outlook of the company or (3) other investments available are considered to be more attractive.

Principal Risks

The Fund's investments are subject to the following principal risks:

  Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
  Focused Investment Risk – To the extent the Fund focuses in one or more sectors, such as the financials sector, market or economic factors impacting those sectors could have a significant effect on the value of the Fund's investments and could make the Fund's performance more volatile. The values of companies in the financials sector are particularly vulnerable to economic downturns and changes in government regulation and interest rates.
  Foreign Securities Risk – Foreign securities (including ADRs and GDRs) are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.
  Investment Style Risk – Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.
  Liquidity Risk – Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. Adverse market or economic conditions may adversely affect the liquidity of the Fund's investments and may lead to increased redemptions. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.
  Management Risk – The Adviser may not execute the Fund's principal investment strategy effectively.
  Non-Diversified Risk – A non-diversified Fund may invest a larger portion of its assets in a smaller number of issuers. This could make the Fund more susceptible to economic or credit risks than a diversified fund.
  Smaller Company Risk – Small and mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
  Stock Market Risk – Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to a broad measure of market performance. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance information for the Fund's Class A, C, R and Y shares prior to July 30, 2016 reflects the historical performance of, respectively, the Class A, C, K and Y shares of the RS Investors Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC) (the "predecessor fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest Quarter	26.20% (quarter ended June 30, 2009)
Lowest Quarter	-35.17% (quarter ended December 31, 2008)

Average Annual Total Returns (For the Periods Ended December 31, 2017)	1 Year	5 years	10 Years
CLASS A Before Taxes	9.62%	11.98%	6.83%
CLASS A After Taxes on Distributions	5.73%	10.72%	5.96%
CLASS A After Taxes on Distributions and Sale of Fund Shares	7.65%	9.23%	5.23%
CLASS C Before Taxes	14.49%	12.49%	6.58%
CLASS R Before Taxes	15.50%	12.73%	6.82%
CLASS Y Before Taxes	16.59%	13.63%	7.68%
Index
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)	13.19%	13.95%	7.19%

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser's RS Investments investment franchise.

Investment Team

	Title	Tenure with the Fund
Daniel Lang, M.D.	Chief Investment Officer	Since 2014
Joseph M. Mainelli	Investment Analyst	Since 2013
Robert J. Harris	Investment Analyst	Since 2014

Purchase and Sale of Fund Shares

Investment Minimums	Class A	Class C	Class R	Class Y
Minimum Initial Investment	$2,500	$2,500	NONE	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE	NONE

For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

4900 Tiedeman Road, 4th Floor
Brooklyn, OH 44144

VF-RS-RS-VF-SUMPRO (05/18)